Exhibit 99.2

American Financial Group, Inc.

Investor Supplement - First Quarter 2014

May 6, 2014

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - First Quarter 2014

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/13	12/31/12
Highlights
Core net operating earnings	$91	$117	$97	$87	$84	$385	$314
Net earnings	103	158	83	110	120	471	488
Total assets	42,770	42,087	40,947	39,414	39,139	42,087	39,171
Adjusted shareholders’ equity (a)	4,191	4,109	4,048	3,978	3,950	4,109	3,784
Property and Casualty net written premiums	755	821	1,067	749	704	3,341	2,949
Annuity statutory premiums	967	1,381	1,167	861	624	4,033	2,991
Per share data
Core net operating earnings per share	$1.00	$1.28	$1.06	$0.96	$0.92	$4.22	$3.27
Diluted earnings per share	1.13	1.73	0.92	1.20	1.32	5.16	5.09
Adjusted book value per share (a)	46.79	45.90	45.36	44.78	43.94	45.90	42.52
Cash dividends per common share	0.220	1.220	0.195	0.195	0.195	1.805	0.970
Financial ratios
Annualized core operating return on equity (b)	9.1%	11.8%	10.0%	9.2%	8.9%	10.0%	8.5%
Annualized return on equity (b)	10.3%	16.0%	8.6%	11.5%	12.8%	12.3%	13.2%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	56.9%	62.4%	66.1%	60.3%	56.5%	61.7%	64.3%
Underwriting expense ratio	35.3%	28.9%	27.4%	36.7%	36.6%	31.8%	31.1%

Combined ratio - Specialty	92.2%	91.3%	93.5%	97.0%	93.1%	93.5%	95.4%

Net spread on fixed annuities:
Net interest spread	2.81%	2.86%	2.89%	3.02%	2.99%	2.94%	3.12%
Net spread earned	1.30%	1.67%	1.50%	1.65%	1.58%	1.60%	1.48%

(a)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(b)	Excludes appropriated retained earnings and accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/13	12/31/12
Property and Casualty Insurance
Underwriting profit	$58	$75	$62	$19	$43	$199	$118
Net investment income	67	67	65	65	66	263	275
Other expense	(17)	(11)	(14)	(2)	(13)	(40)	(50)

Property and Casualty Insurance operating earnings	108	131	113	82	96	422	343
Annuity earnings	73	92	78	82	76	328	256
Run-off Long-Term Care and Life losses	(2)	(3)	(4)	(2)	(1)	(10)	(4)
Medicare Supplement and Critical Illness earnings (a)	—	—	—	—	—	—	28
Interest expense of parent holding companies	(17)	(17)	(17)	(17)	(17)	(68)	(71)
Other expense	(24)	(28)	(22)	(22)	(28)	(100)	(89)

Pre-tax core operating earnings	138	175	148	123	126	572	463
Income tax expense	47	58	51	36	42	187	149

Core net operating earnings	91	117	97	87	84	385	314
Non-core items, net of tax:
Gain on sale of Medicare Supplement and Critical Illness	—	—	—	—	—	—	114
Other realized gains	12	41	35	26	36	138	128
Long-Term Care reserve charge	—	—	—	—	—	—	(99)
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	—	(35)	—	—	(35)	(20)
Former Railroad and Manufacturing operations	—	—	(14)	—	—	(14)	(1)
AFG tax case and settlement of open tax years	—	—	—	—	—	—	67
ELNY guaranty fund assessments charge (b)	—	—	—	(3)	—	(3)	—
Other	—	—	—	—	—	—	(15)

Net earnings	$103	$158	$83	$110	$120	$471	$488

(a)	Medicare Supplement and Critical Illness operations were sold August 2012.
(b)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/13	12/31/12
Core net operating earnings	$91	$117	$97	$87	$84	$385	$314

Net earnings	$103	$158	$83	$110	$120	$471	$488

Average number of diluted shares	91.621	91.438	91.014	91.472	91.048	91.242	95.945
Diluted earnings per share:
Core net operating earnings per share	$1.00	$1.28	$1.06	$0.96	$0.92	$4.22	$3.27
Gain on sale of Medicare Supplement and Critical Illness	—	—	—	—	—	—	1.19
Other realized gains	0.13	0.45	0.40	0.28	0.40	1.52	1.34
Long-Term Care reserve charge	—	—	—	—	—	—	(1.03)
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	—	(0.39)	—	—	(0.39)	(0.20)
Former Railroad and Manufacturing operations	—	—	(0.15)	—	—	(0.15)	(0.02)
AFG tax case and settlement of open tax years	—	—	—	—	—	—	0.70
ELNY guaranty fund assessments charge (a)	—	—	—	(0.04)	—	(0.04)	—
Other	—	—	—	—	—	—	(0.16)

Diluted earnings per share	$1.13	$1.73	$0.92	$1.20	$1.32	$5.16	$5.09

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/13	12/31/12
Property and Transportation	$6	$17	$16	$(31)	$10	$12	$19
Specialty Casualty	38	32	19	32	19	102	53
Specialty Financial	10	17	22	15	13	67	44
Other Specialty	5	9	5	5	6	25	15

Underwriting profit - Specialty	59	75	62	21	48	206	131
Other charges, included in loss and LAE	1	—	—	2	5	7	13

Underwriting profit - Core	58	75	62	19	43	199	118
Special A&E charges, included in loss and LAE	—	—	(54)	—	—	(54)	(31)

Underwriting profit (loss) - Property and Casualty Insurance	$58	$75	$8	$19	$43	$145	$87

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$(1)	$1	$—	$—	$9
Catastrophe loss	12	1	2	18	10	31	37

Total current accident year catastrophe losses	$12	$1	$1	$19	$10	$31	$46

Loss reserve development (favorable) / adverse	$(31)	$(5)	$40	$(22)	$(28)	$(15)	$(30)

Combined ratio:
Property and Transportation	98.1%	95.8%	97.1%	110.3%	96.5%	99.2%	98.7%
Specialty Casualty	87.8%	89.7%	93.4%	88.4%	92.7%	90.9%	94.5%
Specialty Financial	91.0%	85.2%	82.3%	86.6%	88.5%	85.6%	89.2%
Other Specialty	79.9%	60.4%	70.7%	74.0%	71.1%	68.8%	78.5%
Combined ratio - Specialty	92.2%	91.3%	93.5%	97.0%	93.1%	93.5%	95.4%
Other core charges	0.0%	0.1%	(0.1%)	0.2%	0.7%	0.3%	0.4%
Special A&E charges	0.0%	0.0%	5.7%	0.0%	0.0%	1.7%	1.1%

Combined ratio	92.2%	91.4%	99.1%	97.2%	93.8%	95.5%	96.9%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	59.4%	62.8%	67.4%	61.1%	59.8%	63.1%	65.5%
Prior accident year development	(4.1%)	(0.4%)	4.2%	(3.2%)	(4.1%)	(0.4%)	(1.0%)
Current accident year catastrophe loss	1.6%	0.1%	0.1%	2.6%	1.5%	1.0%	1.3%

Loss and LAE ratio	56.9%	62.5%	71.7%	60.5%	57.2%	63.7%	65.8%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/13	12/31/12
Gross written premiums	$1,024	$1,071	$1,768	$1,041	$925	$4,805	$4,321
Ceded reinsurance premiums	(269)	(250)	(701)	(292)	(221)	(1,464)	(1,372)

Net written premiums	755	821	1,067	749	704	3,341	2,949
Change in unearned premiums	(1)	38	(118)	(40)	(17)	(137)	(102)

Net earned premiums	754	859	949	709	687	3,204	2,847
Loss and LAE	428	537	626	428	388	1,979	1,829
Underwriting expense	267	247	261	260	251	1,019	887

Underwriting profit	$59	$75	$62	$21	$48	$206	$131

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$(1)	$1	$—	$—	$9
Catastrophe loss	12	1	2	18	10	31	37

Total current accident year catastrophe losses	$12	$1	$1	$19	$10	$31	$46

Loss reserve development (favorable) / adverse	$(32)	$(5)	$(13)	$(24)	$(33)	$(75)	$(74)

Combined ratio:
Loss and LAE ratio	56.9%	62.4%	66.1%	60.3%	56.5%	61.7%	64.3%
Underwriting expense ratio	35.3%	28.9%	27.4%	36.7%	36.6%	31.8%	31.1%

Combined ratio	92.2%	91.3%	93.5%	97.0%	93.1%	93.5%	95.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	59.5%	62.8%	67.4%	61.1%	59.8%	63.1%	65.5%
Prior accident year development	(4.2%)	(0.5%)	(1.4%)	(3.4%)	(4.8%)	(2.4%)	(2.5%)
Current accident year catastrophe loss	1.6%	0.1%	0.1%	2.6%	1.5%	1.0%	1.3%

Loss and LAE ratio	56.9%	62.4%	66.1%	60.3%	56.5%	61.7%	64.3%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/13	12/31/12
Gross written premiums	$376	$447	$1,147	$446	$352	$2,392	$2,271
Ceded reinsurance premiums	(92)	(98)	(553)	(118)	(76)	(845)	(798)

Net written premiums	284	349	594	328	276	1,547	1,473
Change in unearned premiums	17	61	(77)	(27)	17	(26)	(50)

Net earned premiums	301	410	517	301	293	1,521	1,423
Loss and LAE	201	307	407	236	192	1,142	1,062
Underwriting expense	94	86	94	96	91	367	342

Underwriting profit (loss)	$6	$17	$16	$(31)	$10	$12	$19

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$(1)	$1	$—	$—	$8
Catastrophe loss	9	—	—	17	10	27	27

Total current accident year catastrophe losses	$9	$—	$(1)	$18	$10	$27	$35

Loss reserve development (favorable) / adverse	$(4)	$3	$(1)	$3	$(6)	$(1)	$(16)

Combined ratio:
Loss and LAE ratio	67.0%	74.9%	78.8%	78.5%	65.4%	75.1%	74.7%
Underwriting expense ratio	31.1%	20.9%	18.3%	31.8%	31.1%	24.1%	24.0%

Combined ratio	98.1%	95.8%	97.1%	110.3%	96.5%	99.2%	98.7%

Loss and LAE components:
Current accident year, excluding catastrophe loss	65.3%	74.1%	79.1%	71.6%	64.0%	73.4%	73.8%
Prior accident year development	(1.1%)	0.8%	(0.2%)	1.2%	(2.0%)	(0.1%)	(1.0%)
Current accident year catastrophe loss	2.8%	0.0%	(0.1%)	5.7%	3.4%	1.8%	1.9%

Loss and LAE ratio	67.0%	74.9%	78.8%	78.5%	65.4%	75.1%	74.7%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/13	12/31/12
Gross written premiums	$507	$459	$461	$440	$430	$1,790	$1,484
Ceded reinsurance premiums	(176)	(138)	(136)	(157)	(135)	(566)	(492)

Net written premiums	331	321	325	283	295	1,224	992
Change in unearned premiums	(18)	(11)	(36)	(6)	(36)	(89)	(44)

Net earned premiums	313	310	289	277	259	1,135	948
Loss and LAE	172	183	174	148	148	653	581
Underwriting expense	103	95	96	97	92	380	314

Underwriting profit	$38	$32	$19	$32	$19	$102	$53

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	—	1	—	—	1	3

Total current accident year catastrophe losses	$1	$—	$1	$—	$—	$1	$3

Loss reserve development (favorable) / adverse	$(24)	$2	$(4)	$(22)	$(16)	$(40)	$(18)

Combined ratio:
Loss and LAE ratio	55.0%	59.0%	60.3%	53.4%	57.3%	57.5%	61.3%
Underwriting expense ratio	32.8%	30.7%	33.1%	35.0%	35.4%	33.4%	33.2%

Combined ratio	87.8%	89.7%	93.4%	88.4%	92.7%	90.9%	94.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	62.3%	58.5%	61.4%	61.2%	63.5%	61.0%	62.8%
Prior accident year development	(7.7%)	0.5%	(1.2%)	(8.0%)	(6.2%)	(3.6%)	(1.8%)
Current accident year catastrophe loss	0.4%	0.0%	0.1%	0.2%	0.0%	0.1%	0.3%

Loss and LAE ratio	55.0%	59.0%	60.3%	53.4%	57.3%	57.5%	61.3%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/13	12/31/12
Gross written premiums	$141	$164	$160	$155	$143	$622	$566
Ceded reinsurance premiums	(25)	(32)	(36)	(38)	(30)	(136)	(155)

Net written premiums	116	132	124	117	113	486	411
Change in unearned premiums	1	(13)	(3)	(4)	3	(17)	(6)

Net earned premiums	117	119	121	113	116	469	405
Loss and LAE	45	42	37	37	42	158	157
Underwriting expense	62	60	62	61	61	244	204

Underwriting profit	$10	$17	$22	$15	$13	$67	$44

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$1
Catastrophe loss	2	1	1	1	—	3	5

Total current accident year catastrophe losses	$2	$1	$1	$1	$—	$3	$6

Loss reserve development (favorable) / adverse	$(1)	$(4)	$(4)	$—	$(6)	$(14)	$(29)

Combined ratio:
Loss and LAE ratio	37.9%	34.2%	31.2%	32.9%	35.8%	33.5%	38.8%
Underwriting expense ratio	53.1%	51.0%	51.1%	53.7%	52.7%	52.1%	50.4%

Combined ratio	91.0%	85.2%	82.3%	86.6%	88.5%	85.6%	89.2%

Loss and LAE components:
Current accident year, excluding catastrophe loss	37.1%	36.7%	33.7%	32.9%	40.3%	35.9%	44.6%
Prior accident year development	(0.7%)	(3.2%)	(3.2%)	(0.7%)	(4.8%)	(3.0%)	(7.1%)
Current accident year catastrophe loss	1.5%	0.7%	0.7%	0.7%	0.3%	0.6%	1.3%

Loss and LAE ratio	37.9%	34.2%	31.2%	32.9%	35.8%	33.5%	38.8%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/13	12/31/12
Gross written premiums	$—	$1	$—	$—	$—	$1	$—
Ceded reinsurance premiums	24	18	24	21	20	83	73

Net written premiums	24	19	24	21	20	84	73
Change in unearned premiums	(1)	1	(2)	(3)	(1)	(5)	(2)

Net earned premiums	23	20	22	18	19	79	71
Loss and LAE	10	5	8	7	6	26	29
Underwriting expense	8	6	9	6	7	28	27

Underwriting profit	$5	$9	$5	$5	$6	$25	$15

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	—	—	—	—	2

Total current accident year catastrophe losses	$—	$—	$—	$—	$—	$—	$2

Loss reserve development (favorable) / adverse	$(3)	$(6)	$(4)	$(5)	$(5)	$(20)	$(11)

Combined ratio:
Loss and LAE ratio	45.8%	28.3%	35.0%	35.1%	33.7%	32.9%	41.3%
Underwriting expense ratio	34.1%	32.1%	35.7%	38.9%	37.4%	35.9%	37.2%

Combined ratio	79.9%	60.4%	70.7%	74.0%	71.1%	68.8%	78.5%

American Financial Group, Inc. Annuity Results of Operations (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/13	12/31/12
Net investment income	$275	$270	$259	$257	$248	$1,034	$976
Guaranteed withdrawal benefit fees	8	7	7	6	5	25	14
Policy charges and other miscellaneous income	10	14	10	9	9	42	38

Total revenues	293	291	276	272	262	1,101	1,028
Annuity benefits	168	137	140	120	134	531	541
Acquisition expenses	31	35	35	48	31	149	150
Other expenses	21	27	23	22	21	93	81

Total costs and expenses	220	199	198	190	186	773	772

Earnings before income taxes—core	73	92	78	82	76	328	256
ELNY guaranty fund assessments charge (a)	—	—	—	(5)	—	(5)	—

Earnings before income taxes	$73	$92	$78	$77	$76	$323	$256

Detail of annuity benefits above:
Interest credited—fixed	$121	$118	$113	$111	$109	$451	$438
Interest credited—fixed component of variable annuities	1	1	2	1	2	6	7
Change in expected death and annuitization reserve	4	5	4	6	4	19	19
Amortization of sales inducements	7	7	8	8	7	30	32
Guaranteed withdrawal benefit reserve	8	10	10	10	8	38	14
Change in other benefit reserves	3	1	2	3	1	7	10
Embedded derivative mark-to-market	54	74	33	(3)	80	184	93
Equity option mark-to-market	(30)	(85)	(32)	(16)	(77)	(210)	(66)
Unlockings	—	6	—	—	—	6	(6)

Total annuity benefits	$168	$137	$140	$120	$134	$531	$541

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/13	12/31/12
Average fixed annuity investments (at amortized cost)	$21,402	$20,524	$19,519	$18,615	$17,945	$19,151	$16,650
Average annuity benefits accumulated	21,066	20,092	19,035	18,151	17,506	18,696	16,394

Investments in excess of annuity benefits accumulated	$336	$432	$484	$464	$439	$455	$256

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	5.10%	5.21%	5.27%	5.45%	5.48%	5.35%	5.80%
Interest credited	(2.29%)	(2.35%)	(2.38%)	(2.43%)	(2.49%)	(2.41%)	(2.68%)

Net interest spread on fixed annuities	2.81%	2.86%	2.89%	3.02%	2.99%	2.94%	3.12%
Policy charges and other miscellaneous income	0.13%	0.22%	0.15%	0.13%	0.14%	0.16%	0.16%
Other annuity benefit expenses, net	(0.27%)	(0.31%)	(0.38%)	(0.46%)	(0.35%)	(0.37%)	(0.36%)
Acquisition expenses	(0.55%)	(0.75%)	(0.72%)	(1.00%)	(0.69%)	(0.79%)	(0.75%)
Other expenses	(0.37%)	(0.53%)	(0.44%)	(0.43%)	(0.45%)	(0.46%)	(0.46%)
Change in fair value of derivatives	(0.45%)	0.22%	0.00%	0.39%	(0.06%)	0.13%	(0.16%)
Unlockings	0.00%	(0.04%)	0.00%	0.00%	0.00%	(0.01%)	(0.07%)

Net spread earned on fixed annuities - core	1.30%	1.67%	1.50%	1.65%	1.58%	1.60%	1.48%

Average annuity benefits accumulated	$21,066	$20,092	$19,035	$18,151	$17,506	$18,696	$16,394
Net spread earned on fixed annuities	1.30%	1.67%	1.50%	1.65%	1.58%	1.60%	1.48%

Earnings on fixed annuity benefits accumulated	$68	$84	$72	$75	$69	$300	$243
Investments in excess of annuity benefits accumulated	$336	$432	$484	$464	$439	$455	$256
Net investment income (as % of investments)	5.10%	5.21%	5.27%	5.45%	5.48%	5.35%	5.80%

Earnings on investments in excess of annuity benefits accumulated	$5	$6	$6	$6	$6	24	14
Variable annuity earnings	—	2	—	1	1	4	(1)

Earnings before income taxes - core	73	92	78	82	76	328	256
ELNY guaranty fund assessments charge (a)	—	—	—	(5)	—	(5)	—

Earnings before income taxes	$73	$92	$78	$77	$76	$323	$256

(a)	The ELNY guaranty fund assessments represent guaranty fund assessments charge in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/13	12/31/12
Retail single premium annuities - indexed	$386	$565	$509	$472	$333	$1,879	$1,662
Retail single premium annuities - fixed	39	53	48	37	27	165	153
Financial institutions single premium annuities - indexed	366	498	352	169	83	1,102	291
Financial institutions single premium annuities - fixed	114	201	198	118	111	628	587
Education market - 403(b) fixed and indexed annuities	50	51	49	52	55	207	237

Subtotal fixed annuity premiums	955	1,368	1,156	848	609	3,981	2,930
Variable annuities	12	13	11	13	15	52	61

Total annuity premiums	$967	$1,381	$1,167	$861	$624	$4,033	$2,991

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/13	12/31/12
Beginning fixed annuity reserves	$20,679	$19,505	$18,564	$17,737	$17,274	$17,274	$15,188
Premiums	955	1,368	1,156	848	609	3,981	2,930
Federal Home Loan Bank advances	—	—	—	200	—	200	—
Surrenders, benefits and other withdrawals	(375)	(408)	(381)	(352)	(352)	(1,493)	(1,397)
Interest and other annuity benefit expenses:
Interest credited	121	118	113	111	109	451	438
Embedded derivative mark-to-market	54	74	33	(3)	80	184	93
Change in other benefit reserves	19	18	20	23	17	78	32
Unlockings	—	4	—	—	—	4	(10)

Ending fixed annuity reserves	$21,453	$20,679	$19,505	$18,564	$17,737	$20,679	$17,274

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$21,453	$20,679	$19,505	$18,564	$17,737	$20,679	$17,274
Impact of unrealized investment gains on reserves	97	71	84	87	140	71	136
Fixed component of variable annuities	194	194	196	197	198	194	199

Annuity benefits accumulated per balance sheet	$21,744	$20,944	$19,785	$18,848	$18,075	$20,944	$17,609

Annualized surrenders and other withdrawals as a % of beginning reserves	7.3%	8.4%	8.2%	7.9%	8.2%	8.6%	9.2%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12
Assets:
Total cash and investments	$32,727	$31,313	$29,921	$29,262	$29,084	$28,449
Recoverables from reinsurers	2,969	3,157	3,138	3,044	3,083	3,750
Prepaid reinsurance premiums	438	408	662	520	466	471
Agents’ balances and premiums receivable	735	739	801	754	649	636
Deferred policy acquisition costs	890	975	867	818	565	550
Assets of managed investment entities	2,723	2,888	2,779	2,973	3,285	3,225
Other receivables	524	854	1,078	422	384	539
Variable annuity assets (separate accounts)	666	665	629	608	614	580
Other assets	913	903	887	828	824	786
Goodwill	185	185	185	185	185	185

Total assets	$42,770	$42,087	$40,947	$39,414	$39,139	$39,171

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$6,134	$6,410	$6,441	$6,098	$6,238	$6,845
Unearned premiums	1,788	1,757	2,047	1,789	1,697	1,651
Annuity benefits accumulated	21,744	20,944	19,785	18,848	18,075	17,609
Life, accident and health reserves	2,039	2,008	2,011	2,017	2,021	2,059
Payable to reinsurers	400	508	601	367	250	475
Liabilities of managed investment entities	2,413	2,567	2,429	2,603	2,880	2,892
Long-term debt	913	913	913	949	950	953
Variable annuity liabilities (separate accounts)	666	665	629	608	614	580
Other liabilities	1,700	1,546	1,381	1,497	1,506	1,359

Total liabilities	$37,797	$37,318	$36,237	$34,776	$34,231	$34,423
Shareholders’ equity:
Common stock	$90	$90	$89	$89	$90	$89
Capital surplus	1,138	1,123	1,109	1,088	1,090	1,063
Appropriated retained earnings	49	49	45	33	64	75
Unappropriated retained earnings	2,842	2,777	2,729	2,664	2,620	2,520
Unrealized gains - fixed maturities	556	441	449	462	719	719
Unrealized gains - equities	129	121	119	138	146	104
Other comprehensive income, net of tax	(8)	(2)	2	(1)	4	8

Total shareholders’ equity	4,796	4,599	4,542	4,473	4,733	4,578
Noncontrolling interests	177	170	168	165	175	170

Total liabilities and equity	$42,770	$42,087	$40,947	$39,414	$39,139	$39,171

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12
Shareholders’ equity	$4,796	$4,599	$4,542	$4,473	$4,733	$4,578
Appropriated retained earnings	(49)	(49)	(45)	(33)	(64)	(75)

Shareholders’ equity, excluding appropriated retained earnings	4,747	4,550	4,497	4,440	4,669	4,503
Unrealized (gains) on fixed maturities	(556)	(441)	(449)	(462)	(719)	(719)

Adjusted shareholders’ equity	4,191	4,109	4,048	3,978	3,950	3,784
Goodwill	(185)	(185)	(185)	(185)	(185)	(185)
Intangibles	(27)	(22)	(26)	(29)	(33)	(36)

Tangible adjusted shareholders’ equity	$3,979	$3,902	$3,837	$3,764	$3,732	$3,563

Common shares outstanding	89.589	89.513	89.224	88.821	89.883	88.979
Book value per share:
Excluding appropriated retained earnings (a)	$52.99	$50.83	$50.40	$49.98	$51.94	$50.61
Adjusted (b)	46.79	45.90	45.36	44.78	43.94	42.52
Tangible, adjusted (c)	44.42	43.59	43.00	42.38	41.52	40.04
Market capitalization
AFG’s closing common share price	$57.71	$57.72	$54.06	$48.91	$47.38	$39.52
Market capitalization	$5,170	$5,167	$4,823	$4,344	$4,259	$3,516
Price / Adjusted book value ratio	1.23	1.26	1.19	1.09	1.08	0.93

(a)	Excludes appropriated retained earnings.
(b)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(c)	Excludes appropriated retained earnings, unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12
Direct obligations of AFG	$840	$840	$840	$840	$840	$840
Direct obligations of subsidiaries	73	73	73	89	90	93
Payable to subsidiary trusts	—	—	—	20	20	20

Long-term debt	$913	$913	$913	$949	$950	$953
Obligations secured by real estate	(61)	(61)	(61)	(62)	(62)	(62)

Debt excluding obligations secured by real estate	$852	$852	$852	$887	$888	$891

Total capital (a)	$5,837	$5,633	$5,578	$5,554	$5,794	$5,626
Total capital excluding obligations secured by real estate (a)	5,776	5,572	5,517	5,492	5,732	5,564
Total adjusted capital (b)	$5,281	$5,192	$5,129	$5,092	$5,074	$4,907
Total adjusted capital excluding obligations secured by real estate (b)	5,220	5,131	5,068	5,030	5,012	4,845
Ratio of debt to total capital (a):
Including debt secured by real estate	15.6%	16.2%	16.4%	17.1%	16.4%	16.9%
Excluding debt secured by real estate	14.8%	15.3%	15.4%	16.2%	15.5%	16.0%
Ratio of debt to total adjusted capital (b):
Including debt secured by real estate	17.3%	17.6%	17.8%	18.6%	18.7%	19.4%
Excluding debt secured by real estate	16.3%	16.6%	16.8%	17.6%	17.7%	18.4%

(a)	Includes long-term debt, noncontrolling interests and shareholders’ equity, excluding appropriated retained earnings.
(b)	Includes long-term debt, noncontrolling interests and shareholders’ equity, excluding appropriated retained earnings and unrealized gains related to fixed maturity investments.

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/31/13	12/31/12
Property and Casualty Insurance
Paid Losses (GAAP)	$510	$577	$417	$520	$357	$1,871	$2,026

	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13	12/30/12
Statutory Surplus
Property and Casualty Insurance	$1,981	$1,896	$2,133	$2,096	$2,090	$2,015
AFG’s principal annuity subsidiaries (total adjusted capital)	$1,688	$1,661	$1,590	$1,517	$1,483	$1,380
Allowable dividends without regulatory approval
Property and Casualty Insurance	$335	$335	$237	$237	$237	$237
Annuity and Run-off	275	275	158	158	158	158

Total	$610	$610	$395	$395	$395	$395

American Financial Group, Inc. Total Cash and Investments and Quarterly Net Investment Income March 31, 2014 ($ in millions)

	Carrying Value
	Property and Casualty Insurance	Annuity and Run-off	Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$661	$682	$533	$—	$1,876	6%
Fixed maturities - Available for sale	5,214	22,164	12	—	27,390	84%
Fixed maturities - Trading	180	117	—	—	297	1%
Equity securities	896	360	41	—	1,297	4%
Policy loans	—	235	—	—	235	1%
Mortgage loans	142	746	—	—	888	2%
Real estate and other investments	325	671	8	(260)	744	2%

Total cash and investments	$7,418	$24,975	$594	$(260)	$32,727	100%

	Property and Casualty Insurance	Annuity and Run-off	Other	Consolidate CLOs	Total AFG Consolidated
Total quarterly net investment income:
Fixed maturities - Available for sale	$51	$272	$—	$—	$323
Fixed maturities - Trading	2	2	—	—	4
Equity securities	8	8	—	—	16
Equity in investees	3	3	—	—	6
Other investments	5	16	1	(5)	17

Gross investment income	69	301	1	(5)	366
Investment expenses	(2)	(3)	—	—	(5)

Total net investment income	$67	$298	$1	$(5)	$361

	Equity Securities
	Cost	Fair Value	Unrealized Gain (Loss)
Annuity and Run-off	$318	$360	$42
Property and Casualty Insurance	733	896	163
Other	41	41	—

Total AFG consolidated	$1,092	$1,297	$205

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated March 31, 2014 ($ in millions )

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$343	$348	$5	1%	1%
States, municipalities and political subdivisions	5,609	5,753	144	21%	18%
Foreign government	289	298	9	1%	1%
Residential mortgage-backed securities	4,203	4,591	388	17%	14%
Commercial mortgage-backed securities	2,442	2,626	184	9%	8%
Asset-backed securities	2,742	2,765	23	10%	8%
Corporate bonds
Manufacturing	2,186	2,308	122	8%	7%
Banks, lending and credit institutions	1,963	2,079	116	8%	6%
Gas and electric services	1,287	1,406	119	5%	5%
Insurance and insurance related	781	840	59	3%	3%
Other corporate	4,436	4,673	237	17%	14%

Total AFG consolidated	$26,281	$27,687	$1,406	100%	85%

Annuity and Run-off	$21,070	$22,281	1,211	80%	68%
Property and Casualty Insurance	5,210	5,394	184	20%	17%
Other	1	12	11	0%	0%

Total AFG consolidated	$26,281	$27,687	$1,406	100%	85%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	5.03%
Net of investment expense (a)	4.95%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio March 31, 2014 ($ in millions )

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Annuity and Run-off:
US Government and government agencies	$87	$88	$1	0%
States, municipalities and political subdivisions	3,401	3,469	68	15%
Foreign government	17	19	2	0%
Residential mortgage-backed securities	3,400	3,729	329	17%
Commercial mortgage-backed securities	2,225	2,396	171	11%
Asset-backed securities	2,162	2,184	22	10%
Corporate debt	9,778	10,396	618	47%

Total Annuity and Run-off	$21,070	$22,281	$1,211	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	5.25%
Net of investment expense (a)	5.20%
Approximate average life and duration:
Approximate average life	7 years
Approximate duration	5 years

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Property and Casualty Insurance:
US Government and government agencies	$256	$260	$4	5%
States, municipalities and political subdivisions	2,208	2,284	76	42%
Foreign government	272	279	7	5%
Residential mortgage-backed securities	802	850	48	16%
Commercial mortgage-backed securities	217	230	13	4%
Asset-backed securities	580	581	1	11%
Corporate debt	875	910	35	17%

Property and Casualty Insurance	$5,210	$5,394	$184	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.06%
Net of investment expense (a)	3.90%
Tax equivalent, net of investment expense (b)	4.55%
Approximate average life and duration:
Approximate average life	4.5 years
Approximate duration	3.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating and NAIC Designation March 31, 2014 ($ in millions)

	GAAP Data
By Credit Rating	Amortized Cost	Fair Value	% of Fair Value	Unrealized Gain (Loss)
Investment grade
AAA	$5,839	$6,043	22%	$204
AA	5,375	5,516	20%	141
A	6,638	7,009	25%	371
BBB	4,919	5,240	19%	321

Subtotal - Investment grade	22,771	23,808	86%	1,037
BB	660	694	2%	34
B	510	531	2%	21
Other	2,340	2,654	10%	314

Total	$26,281	$27,687	100%	$1,406

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory Data
By NAIC Designation	Carrying Value	% of Carrying Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)
NAIC 1	$20,417	79%	$20,418	$21,499	$1,081
NAIC 2	4,766	18%	4,766	5,064	298

	25,183	97%	25,184	26,563	1,379
NAIC 3	480	2%	481	506	25
NAIC 4	207	1%	208	220	12
NAIC 5	51	0%	52	57	5
NAIC 6	60	0%	63	86	23

Total	$25,981	100%	$25,988	$27,432	$1,444

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated March 31, 2014 ($ in millions)

By Asset Type	Amortized Cost	Fair Value	% of Fair Value	% of Investment Portfolio	Unrealized Gain (Loss)
Residential
Agency	$310	$315	4%	1%	$5
Prime (Non-Agency)	1,996	2,209	31%	7%	213
Alt-A	989	1,091	15%	3%	102
Subprime	908	976	14%	3%	68

Subtotal - Residential	4,203	4,591	64%	14%	388
Commercial	2,442	2,626	36%	8%	184

Total AFG consolidated	$6,645	$7,217	100%	22%	$572

Annuity and Run-off	$5,625	$6,125	85%	19%	500
Property and Casualty Insurance	1,019	1,080	15%	3%	61
Other	1	12	0%	0%	11

Total AFG consolidated	$6,645	$7,217	100%	22%	$572

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is—Prime 83%; Alt-A 78%; Subprime 85%; CMBS 99%.

•	The average FICO score of our residential MBS securities is—Prime 738; Alt-A 712; Subprime 642.

•	100% of our Commercial MBS portfolio is investment-grade rated (84% AAA) and the average subordination for this group assets is 38%.

•	The approximate average life by collateral type is—Residential 5 years; Commercial 4 years.

American Financial Group, Inc. Mortgage-Backed Securities Portfolio March 31, 2014 ($ in millions)

Annuity and Run-off:

	Amortized		% of	%of Investment	Unrealized
By Asset Type	Cost	Fair Value	Fair Value	Portfolio	Gain (Loss)
Residential
Agency	$131	$136	2%	1%	$5
Prime (Non-Agency)	1,855	2,040	33%	8%	185
Alt-A	769	854	14%	3%	85
Subprime	645	699	12%	3%	54

Subtotal - Residential	3,400	3,729	61%	15%	329
Commercial	2,225	2,396	39%	10%	171

Total Annuity and Run-off	$5,625	$6,125	100%	25%	$500

Property and Casualty Insurance:
By Asset Type	Amortized Cost	Fair Value	% of Fair Value	% of Investment Portfolio	Unrealized Gain (Loss)
Residential
Agency	$179	$179	17%	3%	$—
Prime (Non-Agency)	140	157	14%	2%	17
Alt-A	220	237	22%	3%	17
Subprime	263	277	26%	4%	14

Subtotal - Residential	802	850	79%	12%	48
Commercial	217	230	21%	3%	13

Total Property and Casualty Insurance	$1,019	$1,080	100%	15%	$61

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating and NAIC Designation March 31, 2014 ($ in millions)

	GAAP data
	Amortized		% of	Unrealized
By Credit Rating	Cost	Fair Value	Fair Value	Gain (Loss)
Investment grade
AAA	$2,801	$2,975	41%	$174
AA	370	391	6%	21
A	574	604	8%	30
BBB	312	335	5%	23

Subtotal - investment grade	4,057	4,305	60%	248
BB	304	314	4%	10
B	438	453	6%	15
Other	1,846	2,145	30%	299

Total	$6,645	$7,217	100%	$572

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory data
By NAIC	Carrying	% of Carrying	Amortized		Unrealized
Designation	Value	Value	Cost	Fair Value	Gain (Loss)
NAIC 1	$6,229	95%	$6,230	$6,831	$601
NAIC 2	114	2%	114	115	1

	6,343	97%	6,344	6,946	602
NAIC 3	46	1%	47	48	1
NAIC 4	86	1%	87	93	6
NAIC 5	4	0%	4	11	7
NAIC 6	39	1%	40	56	16

Total	$6,518	100%	$6,522	$7,154	$632